SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2006

CCH II, LLC
CCH II Capital Corp.
(Exact name of registrants as specified in their charter)

Delaware
Delaware
(State or Other Jurisdiction of Incorporation or Organization)

333-111423	03-0511293
333-111423-01	13-4257703
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On August 11, 2006, CCH II, LLC ("CCH II"), and CCH I, LLC ("CCH I") commenced private offers (the "private exchange offers'') in which certain holders of certain of the outstanding notes of Charter Communications Holdings, LLC ("Charter Holdings"), our indirect parent, are being offered the right to exchange those notes for up to $200 million principal amount of CCH II 10.25% Senior Notes due 2013 ("CCH II 2013 notes'') and up to $675 million principal amount of CCH I 11% Senior Secured Notes due 2015 ("CCH I notes''). The CCH I notes to be issued in the private exchange offers, if issued, will be of the same class as the currently outstanding $3.525 billion principal amount of CCH I notes. Charter Holdings will unconditionally guarantee the CCH II 2013 notes. Charter Holdings guarantees the currently outstanding CCH I notes and will guarantee the CCH I notes to be issued in the private exchange offers. The private exchange offers will expire at 11:59 p.m., ET, on September 8, 2006, unless extended. As noted below, the CC VIII Interest (defined below) to be held by CCH I will be pledged as security for any CCH I notes that may be issued in the private exchange offers and all outstanding CCH I notes. The CCH I notes currently outstanding are, and the CCH I Notes to be issued in the private exchange offers also will be, secured by a pledge of CCH I's equity interests in CCH II.

As part of the private exchange offers, CCHC, LLC will contribute its 70% interest (the "CC VIII Interest'') in the Class A preferred equity interests of CC VIII, LLC ("CC VIII''), a majority-owned indirect subsidiary of Charter Communications Operating, LLC, to CCH I. The CC VIII Interest will be pledged as security for all CCH I notes, including those that may be issued in the private exchange offers described above. The CC VIII preferred interests are entitled to a 2% accreting priority return on the priority capital. The CC VIII Interest represents approximately 13% of the total equity interests in CC VIII at June 30, 2006. CC VIII owns systems with approximately 934,000 analog video customers at June 30, 2006.

The press release announcing the private exchange offers is attached as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed pursuant to Item 1.01:

Exhibit Number	Description

99.1	Press Release dated as of August 11, 2006. (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on August 16, 2006 (File No. 000-27927)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CCH II, LLC and CCH II Capital Corp. have duly caused this Current Report to be signed on their behalf by the undersigned hereunto duly authorized.

CCH II, LLC
Registrant
By: CHARTER COMMUNICATIONS, INC., Sole Manager

Dated: August 16, 2006

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President and Chief Accounting Officer

  CCH II CAPITAL CORP.
  Registrant

Dated: August 16, 2006

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President and Chief Accounting Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated as of August 11, 2006. (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on August 16, 2006 (File No. 000-27927)).